UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 (February 15, 2023)

HF SINCLAIR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2023, the Board of Directors of HF Sinclair Corporation (the “Company”) approved the Company’s Second Amended and Restated By-laws (the “Amended and Restated By-laws”), effective as of such date. Among other matters, the Amended and Restated By-laws (i) revise procedures and disclosure requirements for the nomination of directors to address new Rule 14a-19 of the Securities Exchange Act of 1934, as amended; (ii) make certain clarifications and updates to the advance notice and director nomination procedures and the requirements for a proper stockholder’s notice; (iii) clarify the power of the chairperson of a meeting of stockholders of the Company to postpone, establish certain rules and procedures for, and make determinations with respect to, such meetings; (iv) clarify the definition of a “contested election” under the Amended and Restated By-laws; (v) require that officers resign in writing; (vi) adopt gender-neutral pronoun designations; and (vii) make other administrative, modernizing, clarifying and conforming changes, including updating certain provisions to better conform with Delaware General Corporation Law.

The foregoing summary of the amendments to the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1*	Second Amended and Restated By-laws of HF Sinclair Corporation, dated as of February 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:	/s/ Vaishali S. Bhatia
Name:	Vaishali S. Bhatia
Title:	Senior Vice President, General Counsel and Secretary

Date: February 17, 2023